UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2011
GUARANTY FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33661	74-2421034
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1300 MoPac Expressway South
Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 434-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.03. Bankruptcy or Receivership
     As previously disclosed, on August 27, 2009, Guaranty Financial Group Inc. (the “Company”) and its wholly owned subsidiaries, Guaranty Group Ventures Inc., Guaranty Holdings Inc. I, and Guaranty Group Capital Inc. (collectively with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”).
     On May 11, 2011, the Bankruptcy Court entered an order (the “Order”) confirming the Second Amended Joint Plan of Liquidation For Guaranty Financial Group Inc., et al. (collectively with the Company, the “Debtors”) under Chapter 11 of the Bankruptcy Code, as filed with the Bankruptcy Court on May 11, 2011 (the “Plan”).
     On May 13, 2011, the Debtors satisfied the conditions precedent to the effectiveness of the Plan and filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Bankruptcy Court. As a result, the Plan was declared effective as of that date (the “Effective Date”). As a result of the Plan being declared effective, the Company’s existing equity interests, including all issued, unissued, authorized, or outstanding shares of stock, together with any warrants, options, or contractual rights to purchase or acquire such equity securities at any time and all rights arising with respect thereto, or partnership, limited liability company, or similar interests, have been cancelled without consideration as of the Effective Date and have no value. No shares are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan. Therefore, all existing equity interests, including common stock, of the Company are worthless.
     The Company will shortly file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligations under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.
     Copies of the Order, the Plan and the Notice of Effective Date are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. You are encouraged to read these documents for a more complete understanding of their terms. The foregoing descriptions of the Order, the Plan and the Notice of Effective Date are qualified in their entirety by the full text of the Order, the Plan and the Notice of Effective Date.
Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the Plan, effective May 13, 2011, Dennis S. Faulkner, of Lain, Faulkner & Co., an accounting firm specializing in bankruptcy matters, submitted his resignation as Chief Restructuring Officer and sole director of the Debtors. In accordance with the Plan, Kenneth L. Tepper has been appointed as liquidation trustee of the Debtors. Mr. Tepper’s offices are located at Kildare Capital, Inc., 555 E. Lancaster Ave., Suite 540, Radnor, PA 19087. The discussion in Item 1.03 concerning the Order and the Plan is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the Plan, on May 13, 2011, the Company adopted the (i) Second Amended and Restated Certificate of Incorporation of the Company (the “Charter”) and (ii) Amended and Restated Bylaws of the Company (together, the “Amendments”). The Charter was filed with the Secretary of State of the State of Delaware on March 13, 2011. The Amendments revised the Company’s previously filed certificate of incorporation and bylaws to incorporate certain language required under the Plan. The discussion in Item 1.03 concerning the Order and the Plan is incorporated by reference herein.
     Copies of the Amendments are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference. You are encouraged to read these documents for a more complete understanding of their terms. The foregoing descriptions of the Amendments are qualified in their entirety by the full text of the Amendments.
Section 8 — Other Events
Item 8.01 Other Events.
     On May 11, 2011, the Debtors filed their unaudited monthly operating reports for the period from April 1, 2011 through April 30, 2011 (the “Monthly Operating Reports”) with the Bankruptcy Court. Copies of the Monthly Operating Reports are attached hereto as Exhibits 99.4 through 99.7 and are incorporated herein by reference into this Item 8.01.
Cautionary Statement Regarding the Monthly Operating Reports
     The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of the Debtors’ compliance with the monthly reporting requirements of the Bankruptcy Court. The financial information in the Monthly Operating Reports was not audited or reviewed by independent registered accountants and is not presented in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation. There can be no assurance that the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act. The Monthly Operating Reports do not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports pursuant to the Exchange Act. In addition, the income tax provision in the Monthly Operating Reports is difficult to ascertain as a result of many factors, including, among other things, the Company’s inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Forward-Looking Statements
     Certain matters discussed in this Current Report on Form 8-K and the exhibits hereto may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “anticipate,” “could,” “estimate,” “likely,” “intend,” “will,” “may,” “plan,” “project,” “expect,” and similar expressions, including references to assumptions or the Company’s plans and goals. These statements reflect management’s current expectations with respect to future events and are subject to risk and uncertainties. A variety of factors and uncertainties could cause the Company’s actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to developments in the bankruptcy proceedings, the results from the disposition of the Company’s various businesses and other matters.
     Other factors, including, but not limited to, the Risk Factors described in “Item 1A — Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008 and its annual report on Form 10-K for the year ended December 31, 2007, may also cause actual results to differ materially from those projected by its forward-looking statements. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can the Company assess the impact of any such factor on its business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.
     Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Articles of Incorporation, filed with the Secretary of State of the State of Delaware on May 13, 2011.

3.2	Amended and Restated Bylaws.

99.1	Order Confirming Second Amended Joint Plan of Liquidation For Guaranty Financial Group Inc., et al., executed May 11, 2011.

99.2	Second Amended Joint Plan of Liquidation For Guaranty Financial Group Inc., et al., filed with the Bankruptcy Court for the Northern District of Texas, Dallas Division, on May 11, 2011.

99.3	Notice of Effective Date of the Plan, filed with the Bankruptcy Court for the Northern District of Texas, Dallas Division, on May 13, 2011.

99.4	Guaranty Financial Group Inc. Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.

99.5	Guaranty Group Capital Inc. Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.

99.6	Guaranty Group Ventures Inc. Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.

99.7	Guaranty Holdings Inc. I Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: May 13, 2011	By:	/s/ Dennis Faulkner
		Name:	Dennis Faulkner
		Title:	Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Articles of Incorporation, filed with the Secretary of State of the State of Delaware on May 13, 2011.

3.2	Amended and Restated Bylaws.

99.1	Order Confirming Second Amended Joint Plan of Liquidation For Guaranty Financial Group Inc., et al., executed May 11, 2011.

99.2	Second Amended Joint Plan of Liquidation For Guaranty Financial Group Inc., et al., filed with the Bankruptcy Court for the Northern District of Texas, Dallas Division, on May 11, 2011.

99.3	Notice of Effective Date of the Plan, filed with the Bankruptcy Court for the Northern District of Texas, Dallas Division, on May 13, 2011.

99.4	Guaranty Financial Group Inc. Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.

99.5	Guaranty Group Capital Inc. Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.

99.6	Guaranty Group Ventures Inc. Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.

99.7	Guaranty Holdings Inc. I Monthly Operating Report for the period from April 1, 2011 through April 30, 2011.